PROSPECTUS                                                      October 18, 1999
                             AMERICAN SKANDIA TRUST
                 One Corporate Drive, Shelton, Connecticut 06484
--------------------------------------------------------------------------------
American Skandia Trust (the "Trust") is an investment company made up of 31 separate portfolios ("Portfolios"), one of which (the "Portfolio") is offered through this Prospectus:

AST Money Market Portfolio


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Trust is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract and variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

                                TABLE OF CONTENTS

Caption                                                                                                        Page

Risk/Return Summary...............................................................................................3
Past Performance..................................................................................................4
Fees and Expenses of the Portfolio................................................................................5
Investment Objectives and Policies................................................................................6
     AST Money Market Portfolio...................................................................................7
Net Asset Value...................................................................................................9
Purchase and Redemption of Shares.................................................................................9
Management of the Trust...........................................................................................9
Tax Matters......................................................................................................10
Financial Highlights.............................................................................................12
Certain Risk Factors and Investment Methods......................................................................14

                               RISK/RETURN SUMMARY

         American Skandia Trust (the "Trust") is comprised of thirty-one investment portfolios, one of which is offered through this Prospectus. The Portfolios are designed to provide a wide range of investment options.

         The following discussion highlights the investment strategies and risks of the Portfolio. Additional information about the Portfolio's potential investments and its risks is included in this Prospectus under "Investment Objectives and Policies."


Fixed Income Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:

Money Market                  Maximize current income        The Portfolio invests in high-quality, short-term, U.S.
                              and maintain high levels       dollar-denominated instruments.
                              of liquidity

Principal Investment Strategies:


The AST Money Market Portfolio will invest in high-quality, short-term, U.S. dollar denominated corporate, bank and government obligations. Under the regulatory requirements applicable to money market funds, the Portfolio must maintain a weighted average portfolio maturity of not more than 90 days and invest in securities that have effective maturities of not more than 397 days. In addition, the Portfolio will limit its investments to those securities that, in accordance with guidelines adopted by the Trustees of the Trust, present minimal credit risks. The Portfolio will not purchase any security (other than a United States Government security) unless:

         (1) if rated by only one nationally recognized statistical rating organization (such as Moody's and Standard & Poor's), such organization has rated it with the highest rating assigned to short-term debt securities;

         (2) if rated by more than one nationally recognized statistical rating organization, at least two rating organizations have rated it with the highest rating assigned to short-term debt securities; or

         (3) it is not rated, but is determined to be of comparable quality in accordance with the guidelines noted above.

Principal Risks:

o The risk of a fund or portfolio investing primarily in fixed income securities is determined largely by the quality and maturity characteristics of its portfolio securities. Lower-quality fixed income securities are subject to greater risk that the company may fail to make interest and principal payments on the securities when due. Fixed income securities with longer maturities (or durations) are generally subject to greater risk than securities with shorter maturities, in that their values will fluctuate more in response to changes in market interest rates.

o The AST Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, but it is still possible to lose money by investing in the Portfolio. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In addition, the income earned by the Portfolio will fluctuate based on market conditions and other factors.

Past Performance

             The bar chart shows the performance of the Portfolio for each full calendar year the Portfolio has been in operation. The table below the bar chart shows the Portfolio's best and worst quarters during the periods included in the bar chart, as well as average annual total returns for the Portfolio since inception. This information may help provide an indication of the Portfolio's risks by showing changes in performance from year to year. The performance figures do not reflect any charges associated with the variable insurance contracts through which Portfolio shares are purchased; and would be lower if they did. All figures assume reinvestment of dividends. Past performance does not necessarily indicate how the Portfolio will perform in the future.



                           AST Money Market Portfolio

 _________________________________________________
                                                  60.00%

                                                  40.00%
                                                  20.00%
         3.75%  5.05%    5.08%    5.18%   5.14%
2.55%                                              0.00%
 ________________________________________________-20.00%
1993    1994    1995     1996    1997     1998




     ------------------------------------- -----------------------------------
     Best Quarter                          Worst Quarter
     ------------------------------------- -----------------------------------
     ------------------------------------- -----------------------------------
     Up 1.38%, 2nd quarter 1995            Down 0.62%, 2nd quarter 1993
     ------------------------------------- -----------------------------------

     ------------------------------------- -----------------------------------
     7-day yield (as of 12/31/98)                                       4.78%
     ------------------------------------- -----------------------------------

FEES AND EXPENSES OF THE PORTFOLIO: The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Unless otherwise indicated, the expenses shown below are for the year ending December 31, 1998.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases                                                 NONE*
Maximum Deferred Sales Charge (Load)                                                             NONE*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      NONE*
Redemption Fees                                                                                  NONE*
Exchange Fee                                                                                     NONE*

* Because shares of the Portfolio may be purchased through variable insurance products, the prospectus of the relevant product should be carefully reviewed for information on the charges and expenses of those products. This table does not reflect any such charges.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

                                     Management    Estimated    Other         Total Annual     Fee Waivers     Net Annual
                                     Fees          Distribution Expenses      Portfolio       and Expense      Fund
                                                  and                         Operating       Reimbursement(2) Operating
                                                  Service                     Expenses                         Expenses
Portfolio:                                        (12b-1)
                                                  Fees(1)
---------------------------------------------------------------------------------------------------------------------------
AST Money Market                         0.50         0.00           0.16          0.66            0.06            0.60

(1) As discussed below under "Management of the Trust - Fees and Expenses, the Trustees adopted a Distribution Plan (the "Distribution Plan") under Rule 12b-1 to permit an affiliate of the Trust's Investment Manager to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolio, and to use these commissions to promote the sale of shares of the Portfolio. While the brokerage commission rates and amounts paid by the Portfolio is not expected to increase as a result of the Distribution Plan, the staff of the Securities and Exchange Commission recently takes the position that commission amounts received under the Distribution Plan should be reflected as distribution expenses of the Funds. The Distribution Fee estimates are derived from data regarding the Portfolio's brokerage transactions, and the proportions of such transactions directed to selling dealers, for the period ended June 30, 1999. However, it is not possible to determine with accuracy actual amounts that will be received under the Distribution Plan. Such amounts will vary based upon the level of the Portfolio's brokerage activity, the proportion of such activity directed under the Distribution Plan, and other factors.

(2) The Investment Manager has agreed to reimburse and/or waive fees for the Portfolio until at least October 17, 2000. The caption "Total Annual Fund
Operating Expenses" reflects the Portfolio's fees and expenses before such waivers and reimbursements, while the caption "Net Annual Fund Operating Expenses" reflects the effect of such waivers and reimbursements.

EXPENSE EXAMPLES:

         This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same, and that any expense waivers and reimbursements remain in effect only for the periods during which they are binding. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                After:
Portfolio:                                           1 yr.             3 yrs.           5 yrs.            10 yrs.
---------                                            ------------------------------------------------------------

AST Money Market                                      $ 61              $203             $357               $806




INVESTMENT OBJECTIVES AND POLICIES:

         The investment objective, policies and limitations of the Portfolio are described below. The investment objective and policies of the Portfolio generally are not fundamental policies and may be changed by the Trustees without shareholder approval.

         There can be no assurance that the investment objective of the Portfolio will be achieved. Risks relating to certain types of securities and instruments in which the Portfolio may invest are described in this Prospectus under "Certain Risk Factors and Investment Methods."

         If approved by the Trustees, the Trust may add more Portfolios and may cease to offer any existing Portfolios in the future.

AST MONEY MARKET PORTFOLIO:

     Investment Objective: The investment objective of the Portfolio is to seek high current income and maintain high levels of liquidity.

Principal Investment Policies and Risks:

         As a money market fund, the Portfolio seeks to maintain a stable net asset value of $1.00 per share. In other words, the Portfolio attempts to operate so that shareholders do not lose any of the principal amount they invest in the Portfolio. Of course, there can be no assurance that the Portfolio will achieve its goal of a stable net asset value, and shares of the Portfolio are neither insured nor guaranteed by the U.S. government or any other entity. For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Portfolio's net asset value to fall below $1. In addition, the income earned by the Portfolio will fluctuate based on market conditions and other factors.

         Under the regulatory requirements applicable to money market funds, the Portfolio must maintain a weighted average portfolio maturity of not more than 90 days and invest in high quality U.S. dollar-denominated securities that have effective maturities of not more than 397 days. In addition, the Portfolio will limit its investments to those securities that, in accordance with guidelines adopted by the Trustees of the Trust, present minimal credit risks. The Portfolio will not purchase any security (other than a United States Government security) unless:

o if rated by only one nationally recognized statistical rating organization (such as Moody's and Standard & Poor's), such organization has rated it with the highest rating assigned to short-term debt securities;
o if rated by more than one nationally recognized statistical rating organization, at least two rating organizations have rated it with the highest rating assigned to short-term debt securities; or
o it is not rated, but is determined to be of comparable quality in accordance with procedures noted above.

These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment, subject in certain circumstances to a finding by the Trustees that disposing of the investment would not be in the Portfolio's best interest.

         Subject to the above requirements, the Portfolio will invest in one or more of the types of investments described below.

         United States Government Obligations. The Portfolio may invest in obligations of the U.S. Government and its agencies and instrumentalities either directly or through repurchase agreements. U.S. Government obligations include:
(i) direct obligations issued by the United States Treasury such as Treasury bills, notes and bonds; and (ii) instruments issued or guaranteed by government-sponsored agencies acting under authority of Congress. Some U.S. Government Obligations are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the agency. There is no assurance that the U.S. Government will provide financial support to one of its agencies if it is not obligated to do so by law.

         Bank Obligations. The Portfolio may invest in high quality United States dollar-denominated negotiable certificates of deposit, time deposits and bankers' acceptances of U.S. and foreign banks, savings and loan associations and savings banks meeting certain total asset minimums. The Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by commitments of their member countries, and there is no assurance these commitments will be undertaken or met.

         Commercial Paper; Bonds. The Portfolio may invest in high quality commercial paper and corporate bonds issued by United States corporations. The Portfolio may also invest in bonds and commercial paper of foreign issuers if the obligation is U.S.
dollar-denominated and is not subject to foreign withholding tax.

     Asset-Backed   Securities.   As  may  be  permitted  by  current  laws  and
regulations, the Portfolio may invest in asset-backed securities up to 10% of its net assets.

         Synthetic  Instruments.  As  may  be  permitted  by  current  laws  and regulations and if expressly permitted by the Trustees of the Trust, the Portfolio may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The Sub-advisor will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor such risks.

     Foreign Securities. Foreign investments must be denominated in U.S. dollars and may be made directly in securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.

         For more information on certain of these investments, see this Prospectus under "Certain Risk Factors and Investment Methods."

NET ASSET VALUE:

         The net asset value per share ("NAV") of the Portfolio is determined as of the close of the New York Stock Exchange (the "NYSE") (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. NAV is determined by dividing the value of the Portfolio's total assets, less any liabilities, by the number of total shares outstanding. The assets of the Portfolio are valued by the amortized cost method, which is intended to approximate their market value.

PURCHASE AND REDEMPTION OF SHARES:

         Purchases of shares of the Portfolio may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies ("contractholders"), or by qualified plans. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies. Orders are effected on days on which the NYSE is open for trading. Orders received before 4:00 P.M. Eastern time are effected at the NAV determined as of 4:00 P.M. Eastern Time on that same day. Orders received after 4:00 P.M. Eastern Time are effected at the NAV calculated the next business day. Payment for redemptions will be made within seven days after the request is received. The Trust does not assess any fees, either when it sells or when it redeems its securities. However, surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies. Please refer to the prospectuses for the variable annuity contracts and variable insurance policies for further information on these fees.

         As of the date of this Prospectus, American Skandia Life Assurance Corporation ("ASLAC") and Kemper Investors Life Insurance Company are the only Participating Insurance Companies. Certain conflicts of interest may arise as a result of investment in the Trust by various insurance companies for the benefit of their contractholders and by various qualified plans. These conflicts could arise because of differences in the tax treatment of the various investors, because of actions of the Participating Insurance Companies and/or the qualified plans, or other reasons. The Trust does not currently expect that any material conflicts of interest will arise. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. Should any conflict arise that would require a substantial amount of assets to be withdrawn from the Trust, orderly portfolio management could be disrupted.

MANAGEMENT OF THE TRUST:

Investment Manager: American Skandia Investment Services, Incorporated ("ASISI"), One Corporate Drive, Shelton, Connecticut, acts as Investment Manager to the Trust. ASISI has served as Investment Manager since 1992, and currently serves as Investment Manager to a total of 50 investment company portfolios (including the Portfolios of the Trust). ASISI is an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd. ("Skandia"). Skandia is a Swedish company that owns, directly or indirectly, a number of insurance companies in many countries. The predecessor to Skandia commenced operations in 1855.

         The Trust's Investment Management Agreements with ASISI (the "Management Agreements") provide that ASISI will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager has engaged Sub-advisors to conduct the investment programs of each Portfolio, including the purchase, retention and sale of portfolio securities. The Investment Manager is responsible for monitoring the activities of the Sub-advisors and reporting on such activities to the Trustees. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

         The Trust has obtained an exemption from the Securities and Exchange Commission that permits ASISI, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI and the Trustees.

Sub-advisor:

     J.P. Morgan Investment Management Inc. ("J.P. Morgan"), with principal offices at 522 Fifth Avenue, New York, New York 10036, serves as Sub-advisor for the AST Money Market Portfolio. J.P. Morgan and its affiliates offer a wide range of services to governmental, institutional, corporate and individual customers, and act as investment advisor to individual and institutional clients with combined assets under management of approximately $326 billion as of June 30, 1999. J.P. Morgan has managed investments for clients since 1913, and has managed short-term fixed income assets since 1969.

Fees and Expenses:

         Investment Management Fees. ASISI receives a fee, payable each month, for the performance of its services. ASISI pays the Sub-advisor a portion of such fee for the performance of the Sub-advisory services at no additional cost to the Portfolio. The Portfolio's fee is accrued daily for the purposes of determining the sale and redemption price of the Portfolio's shares. The fees paid to ASISI for the fiscal year ended December 31, 1998 by the Portfolio, stated as a percentage of the Portfolio's average daily net assets, was as follows:

Portfolio:                                                         Annual Rate:

AST Money Market Portfolio:                                            0.45%

         For more information about investment management fees, including voluntary fee waivers and the fee rates applicable at various asset levels, and the fees payable by ASISI to the Sub-advisor, please see the Trust's SAI under "Investment Advisory and Other Services."

         Other Expenses. In addition to Investment Management fees, the Portfolio pays other expenses, including costs incurred in connection with the maintenance of its securities law registrations, printing and mailing prospectuses and statements of additional information to shareholders, certain office and financial accounting services, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholder meetings. The Trust may also pay Participating Insurance Companies for printing and delivery of certain documents (including prospectuses, semi-annual and annual reports and any proxy materials) to holders of variable annuity contracts and variable life insurance policies whose assets are invested in the Trust. Expenses not directly attributable to the Portfolio are allocated on the basis of the net assets of the Portfolio.

         Distribution Plan. The Trust has adopted a Distribution Plan (the "Distribution Plan") under Rule 12b-1 under the Investment Company Act of 1940 to permit American Skandia Marketing, Inc. ("ASM"), an affiliate of ASISI, to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolio, and to use these commissions to promote the sale of shares of the Portfolio. Under the Distribution Plan, transactions for the purchase and sale of securities for the Portfolio may be directed to certain brokers for execution ("clearing brokers") who have agreed to pay part of the brokerage commissions received on these transactions to ASM for "introducing" transactions to the clearing broker. In turn, ASM will use the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials, and payments to dealers. The Portfolio will not pay any new fees or charges resulting from the Distribution Plan, nor is it expected that the brokerage commissions paid by the Portfolio will increase as the result of implementation of the Distribution Plan.

TAX MATTERS:

         The Portfolio intends to distribute substantially all its net investment income. Dividends from investment income will be declared daily and paid monthly, although the Trustees of the Trust may decide to declare dividends at other intervals. Similarly, any net realized long- and short-term capital gains of the Portfolio will be declared and distributed at least annually either during or after the close of the Portfolio's fiscal year. Distributions will be made to the various separate accounts of the Participating Insurance Companies and to qualified plans (not to holders of variable insurance contracts or to plan participants) in the form of additional shares (not in cash). The result is that the investment performance of the Portfolio, either in the form of dividends or capital gains, will be reflected in the value of the variable contracts or the qualified plans.

         Holders of  variable  annuity  contracts  or  variable  life  insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders, and plan participants should consult any applicable plan documents for information on the federal income tax consequences to such participants. In addition, variable contract owners and qualified plan participants may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Portfolios' financial performance for the past five years (or, for Portfolios that have not been in operation for five years, since their inceptions). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost in a Portfolio. Except for the financial information for the period ended June 30, 1999, which is unaudited, the information has been audited by Deloitte & Touche LLP, the Trust's independent auditors. The report of the independent auditors, along with the Portfolios' financial statements, are included in the annual reports of the separate accounts funding the variable annuity contracts and variable life insurance policies, which are available without charge upon request to the Trust at One Corporate Drive, Shelton, Connecticut or by calling (800) 752-6342.



                                         Increase (Decrease) from
                                          Investment Operations                        Less Distributions
                                       _________________________                      ______________________
                                 Net Asset     Net                                                                     Net Asset
                                   Value     Investment   Net Realized  Total from From Net   From Net                   Value
                     Period      Beginning   Income       & Unrealized  Investment Investment  Realized      Total        End
   Portfolio         Ended         of Period   (Loss)      Gain (Loss)  Operations  Income     Gains      Distributions of Period



AST Money Market        06/30/99*  $    1.00   $0.0219       $    --  $  0.0219  $ (0.0219)     $    --    $ (0.0219)     $  1.00
                        12/31/98      1.00      0.0502        0.0002     0.0504    (0.0502)    (0.0002)      (0.0504)        1.00
                        12/31/97      1.00      0.0507        0.0002     0.0509    (0.0507)    (0.0002)      (0.0509)        1.00
                        12/31/96      1.00      0.0492        0.0005     0.0497    (0.0492)    (0.0005)      (0.0497)        1.00
                        12/31/95      1.00      0.0494            --     0.0494    (0.0494)          --      (0.0494)        1.00
                        12/31/94      1.00      0.0367        0.0002     0.0369    (0.0367)    (0.0002)      (0.0369)        1.00



--------------------------------------------------------------------------------



















(1)  Annualized.
*  Unaudited.



                                                                     Ratio of Expenses              Ratios of Net Investment Income
                        Supplemental Data                        to Average Net Assets                (Loss) to Average Net Assets

                                                             After Advisory     Before Advisory    After Advisory   Before Advisory
                        Net Assets at        Portfolio         Fee Waiver         Fee Waiver         Fee Waiver        Fee Waiver
       Total            End of Period        Turnover          and Expense        and Expense        and Expense       and Expense
       Return            (in 000's)            Rate           Reimbursement      Reimbursement      Reimbursement    Reimbursement



       2.21%          $    1,338,286            N/A               0.60%(1)           0.60%(1)           4.40%(1)           4.40%(1)
       5.14%               967,733              N/A               0.60%              0.66%              4.99%              4.93%
       5.18%               759,888              N/A               0.60%              0.69%              5.06%              4.98%
       5.08%               549,470              N/A               0.60%              0.71%              4.87%              4.76%
       5.05%               344,225              N/A               0.60%              0.72%              5.38%              5.26%
       3.75%               288,588              N/A               0.64%              0.76%              3.90%              3.78%




CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         The following is a description of certain securities and investment methods that the Portfolio may invest in or use, and certain of the risks associated with such securities and investment methods. The primary investment focus of the Portfolio is described above under "Investment Objectives and Policies" and an investor should refer to that section to obtain information about the Portfolio.

FOREIGN SECURITIES:

         Investments in securities of foreign issuers may involve risks that are not present with domestic investments. While investments in foreign securities can reduce risk by providing further diversification, such investments involve "sovereign risks" in addition to the credit and market risks to which securities generally are subject. Sovereign risks includes local political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. In some countries, there may also be the possibility of expropriation or confiscatory taxation, difficulty in enforcing contractual and other obligations, political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

         Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Further, it may be more difficult for the Trust's agents to keep currently informed about corporate actions and decisions that may affect the price of portfolio securities. Brokerage commissions on foreign securities exchanges, which may be fixed, may be higher than in the United States. Settlement of transactions in some foreign markets may be less frequent or less reliable than in the United States, which could affect the liquidity of investments. For example, securities that are traded in foreign markets may trade on days (such as Saturday or Holidays) when a Portfolio does not compute its price or accept purchase or redemption orders. As a result, a shareholder may not be able to act on developments taking place in foreign countries as they occur.

         American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and International Depositary Receipts ("IDRs"). ADRs are U.S. dollar-denominated receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign issuer. ADRs generally are publicly traded in the United States. ADRs are subject to many of the same risks as direct investments in foreign securities, although ownership of ADRs may reduce or eliminate certain risks associated with holding assets in foreign countries, such as the risk of expropriation. EDRs, GDRs and IDRs are receipts similar to ADRs that typically trade in countries other than the United States.

         Depositary receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded as depositary receipts. In unsponsored programs, the issuer may not be directly involved in the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

         Developing Countries. Although the Portfolio does not invest primarily in securities of issuers in developing countries, it may invest in these securities to some degree. Many of the risks described above with respect to investing in foreign issuers are accentuated when the issuers are located in developing countries. Developing countries may be politically and/or economically unstable, and the securities markets in those countries may be less liquid or subject to inadequate government regulation and supervision. Developing countries have often experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, causing the value of investments in companies located in these countries to decline. Securities of issuers in developing countries may be more volatile and, in the case of debt securities, more uncertain as to payment of interest and principal. Investments in developing countries may include securities created through the Brady Plan, under which certain heavily-indebted countries have restructured their bank debt into bonds.


FIXED INCOME SECURITIES:

         The Portfolio will invest in high-quality, short-term obligations of corporations and governments. Fixed-income securities are generally subject to two kinds of risk: credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest and principal payments as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"), which are described in detail in the Appendix to the Trust's SAI, provide a generally useful guide as to such credit risk. The lower the rating, the greater the credit risk the rating service perceives to exist with respect to the security. Increasing the amount of Portfolio assets invested in lower-rated securities generally will increase the Portfolio's income, but also will increase the credit risk to which the Portfolio is subject. Market risk relates to the fact that the prices of fixed income securities generally will be affected by changes in the level of interest rates in the markets generally. An increase in interest rates will tend to reduce the prices of such securities, while a decline in interest rates will tend to increase their prices. In general, the longer the maturity or duration of a fixed income security, the more its value will fluctuate with changes in interest rates.

MORTGAGE-BACKED SECURITIES:

         Mortgage-backed securities are securities representing interests in "pools" of mortgage loans on residential or commercial real property and that generally provide for monthly payments of both interest and principal, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans (net of fees paid to the issuer or guarantor of the securities). Mortgage-backed securities are frequently issued by U.S. Government agencies or Government-sponsored enterprises, and payments of interest and principal on these securities (but not their market prices) may be guaranteed by the full faith and credit of the U.S. Government or by the agency only, or may be supported by the issuer's ability to borrow from the U.S. Treasury. Mortgage-backed securities created by non-governmental issuers may be supported by various forms of insurance or guarantees.

         Like other fixed-income securities, the value of a mortgage-backed security will generally decline when interest rates rise. However, when interest rates are declining, their value may not increase as much as other fixed-income securities, because early repayments of principal on the underlying mortgages (arising, for example, from sale of the underlying property, refinancing, or foreclosure) may serve to reduce the remaining life of the security. If a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments on some mortgage-backed securities may necessitate that the Portfolio find other investments, which, because of intervening market changes, will often offer a lower rate of return. In addition, the mortgage securities market may be particularly affected by changes in governmental regulation or tax policies.

         Collateralized Mortgage Obligations (CMOs). CMOs are a type of mortgage pass-through security that are typically issued in multiple series with each series having a different maturity. Principal and interest payments from the underlying collateral are first used to pay the principal on the series with the shortest maturity; in turn, the remaining series are paid in order of their maturities. Therefore, depending on the type of CMOs in which the Portfolio invests, the investment may be subject to greater or lesser risk than other types of mortgage-backed securities.

         Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are mortgage pass-through securities that have been divided into interest and principal components. "IOs" (interest only securities) receive the interest payments on the underlying mortgages while "POs" (principal only securities) receive the principal payments. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in an IO class of a stripped mortgage-backed security may fail to recoup fully its initial investment, even if the IO class is highly rated or is derived from a security guaranteed by the U.S. Government. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security. Unlike other fixed-income and other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

         Asset-backed securities conceptually are similar to mortgage pass-through securities, but they are secured by and payable from payments on assets such as credit card, automobile or trade loans, rather than mortgages. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support or enhancement provided. In addition, asset-backed securities involve prepayment risks that are similar in nature to those of mortgage pass-through securities.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

         The Portfolio may purchase securities on a when-issued, delayed-delivery or forward commitment basis. These transactions generally involve the purchase of a security with payment and delivery due at some time in the future. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. If the seller fails to complete the sale, the Fund may lose the opportunity to obtain a favorable price and yield. While the Portfolio will generally engage in such when-issued, delayed-delivery and forward commitment transactions with the intent of actually acquiring the securities, the Portfolio may sometimes sell such a security prior to the settlement date. The Portfolio will not enter into these commitments if they would exceed 15% of the value of the Fund's total assets less its liabilities other than liabilities created by these commitments.

         The Portfolio may also sell securities on a delayed-delivery or forward commitment basis. If the Portfolio does so, it will not participate in future gains or losses on the security. If the other party to such a transaction fails to pay for the securities, the Portfolio could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

         Subject to guidelines adopted by the Trustees of the Trust, the Portfolio may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

         Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, and well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio's Sub-advisor under the guidelines adopted by the Trustees of the Trust. However, the liquidity of the Portfolio's investments in Rule 144A securities could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

         The Portfolio may enter into repurchase agreements. Repurchase agreements are agreements by which the Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements must be fully collateralized and can be entered into only with well-established banks and broker-dealers that have been deemed creditworthy by the Sub-advisor. Repurchase transactions are intended to be short-term transactions, usually with the seller repurchasing the securities within seven days. Repurchase agreements that mature in more than seven days are subject to the Portfolio's limit on illiquid securities.

         If the Portfolio enters into a repurchase agreement it may lose money in the event that the other party defaults on its obligation and the Portfolio is delayed or prevented from disposing of the collateral. The Portfolio also might incur a loss if the value of the collateral declines, and it might incur costs in selling the collateral or asserting its legal rights under the agreement. If a defaulting seller filed for bankruptcy or became insolvent, disposition of collateral might be delayed pending court action.

REVERSE REPURCHASE AGREEMENTS:

         The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a portfolio instrument and agrees to repurchase it at an agreed upon date and price, which reflects an effective interest rate. It may also be viewed as a borrowing of money by the Portfolio and, like borrowing money, may increase fluctuations in the Portfolio's share price. When entering into a reverse repurchase agreement, the Portfolio must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

BORROWING:

         The Portfolio may borrow money from banks. The Portfolio's borrowings are limited so that immediately after such borrowing the value of the Portfolio's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should the Portfolio, for any reason, have borrowings that do not meet the above test, the Portfolio must reduce such borrowings so as to meet the necessary test within three business days. The Portfolio will not purchase securities when outstanding borrowings are greater than 5% of the Portfolio's total assets. If the Portfolio borrows money, its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

         The Portfolio may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or others for the purpose of realizing additional income. Voting rights on loaned securities typically pass to the borrower, although the Portfolio has the right to terminate a securities loan, usually within three business days, in order to vote on significant matters or for other reasons. All securities loans will be collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies at least equal in value to the market value of the loaned securities. Nonetheless, lending securities involves certain risks, including the risk that the Portfolio will be delayed or prevented from recovering the collateral if the borrower fails to return a loaned security.

OTHER INVESTMENT COMPANIES:

         The Trust has made arrangements with certain money market mutual funds so that the Sub-advisor for the Portfolio can "sweep" excess cash balances of the Portfolio to those funds for temporary investment purposes. In addition, the Sub-advisor may invest Portfolio assets in money market funds that they advise. Mutual funds pay their own operating expenses, and the Portfolio, as a shareholder in the money market funds, will indirectly pay its proportionate share of such funds' expenses.

YEAR 2000 RISKS:

         Many services provided to the Trust and the Portfolio by the Investment Manager, the Sub-advisor, and the Trust's other service providers (collectively, the "Service Providers") rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various systems functions (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Trust operations.

         The Service Providers recognize the importance of the Year 2000 Issue and have advised the Trust that they are taking appropriate steps in preparation for the year 2000. At this time, there can be no assurance that the actions taken by the Service Providers, who are generally not affiliated with the Investment Manager, will be sufficient to avoid any adverse impact on the Portfolio, nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Portfolio's investments or on global markets or economies generally. In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely effect the Portfolio's foreign investments.

         The Investment Manager and the Trust are seeking further assurances from the Service Providers that all of the systems they use in connection with the Portfolio will be adapted in time for the year 2000. The Investment Manager will continue to monitor the Year 2000 Issue in an effort to confirm appropriate preparation by the Service Providers, and is coordinating with the Service Providers to determine that contingency plans are in place in the event of any disruptions to the normal operations of the Trust resulting from the Year 2000 Issue.

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




Mailing Address
American Skandia Trust
One Corporate Drive
Shelton, CT 06484

Investment Manager
American Skandia Investment Services, Incorporated
One Corporate Drive
Shelton, CT 06484

Sub-Advisor
J.P. Morgan Investment Management Inc.

Custodians
PFPC Trust Company
Airport Business Center, International Court 2
200 Stevens Drive
Philadelphia, PA 19113

The Chase Manhattan Bank
One Pierrepont Plaza
Brooklyn, NY 11201

Administrator
Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Independent Accountants
Deloitte & Touche LLP
117 Campus Drive
Princeton, New Jersey 08540

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INVESTOR INFORMATION SERVICES:

         Shareholder inquiries should be made by calling (800) 752-6342 or by writing to the American Skandia Trust at One Corporate Drive, Shelton, Connecticut 06484.

         Additional information about the Portfolio is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolio's investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number.

         The information in the Trust filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Finally, information about the Trust is available on the Commission's Internet site at http://www.sec.gov.




































Investment Company Act File No. 811-5186